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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     November 13, 2000 (November 13, 2000)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-9076                     13-3295276
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


         300 Tower Parkway, Lincolnshire, Illinois               60069
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          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7. Financial Statements and Exhibits.
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        (c)  Exhibits.
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             99.  Investor Brochure dated November 13, 2000.


Item 9. Regulation FD Disclosure.
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        On November 13, 2000, the Registrant will begin distribution of the attached investor brochure relating to the Registrant and its business.


                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FORTUNE BRANDS, INC.
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                                              (Registrant)



                                         By  /s/ Mark A. Roche
                                           --------------------------------
                                           Mark A. Roche
                                           Senior Vice President, General
                                            Counsel and Secretary

Date:  November 13, 2000
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                                  EXHIBIT INDEX

                                                                    Sequentially
                                                                   Numbered Page
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Exhibit
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99.     Investor brochure of Registrant dated
        November 13, 2000